Exhibit 99.1
NEWS RELEASE

CONTACT:
Lisa Fortuna or Josh Carroll
312-445-2866
spok@alpha-ir.com

Spok Reports Second Quarter 2022 Results
Significant improvement in net income and adjusted EBITDA
Company progressing ahead of schedule on strategic business plan
Second quarter software bookings up 51%, year-to-date software bookings up 23%
Alexandria, Va. (July 27, 2022) - Spok Holdings, Inc. (NASDAQ: SPOK), a global leader in healthcare communications, today announced results for the second quarter ended June 30, 2022. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.3125 per share, payable on September 9, 2022, to stockholders of record on August 17, 2022.
Recent Highlights:
•The tangible benefits of Spok's strategic business plan continued to become evident in the second quarter as the Company generated $1.9 million of net income and $3.7 million of adjusted EBITDA
•Second quarter software bookings increased 51% as momentum increased in the second quarter post the strategic pivot announcement
•Year-to-date software bookings increased 23% with thirty-two deals worth over six figures each
•Year-to-date capital returned to stockholders totaled $12.7 million in the form of the Company’s regular quarterly dividend
•Wireless units in service of 835,000 at June 30, 2022 down only 3,000 units from March 31, 2022 as net paging churn mitigates
•Cash, cash equivalents and short-term investments balance of $38.4 million at June 30, 2022, and no debt, with cash flow generation expected to largely cover the dividend in the second half of 2022
•Signed a distribution agreement with inTechnology to enhance Spok’s ability to provide meaningful outcomes to its clients in the Asia Pacific region

"We are excited about the progress we have made during the second quarter on our strategic business plan, which is tracking well ahead of schedule," said Vincent D. Kelly, president and chief executive officer of Spok Holdings, Inc. "With our renewed focus on the Care Connect Suite of solutions, we have been able to significantly increase bookings as we continue to work towards creating a more consistent revenue base. Our sales team has been extremely successful on selling our Care Connect Suite of solutions. Our customers have been delighted with our new plans to invest into the platforms they know and love. The pressures from the pandemic have somewhat subsided

Spok.com

Exhibit 99.1
NEWS RELEASE
allowing for more face-to-face meetings. Our pipeline is strong and continues to grow. Our wireless service line is performing on plan. We have right sized our operating expenses consistent with our focus and guidance. We are very encouraged about our prospects for the second half of 2022 and beyond, and our focus remains on creating value for our stockholders by maximizing revenue and cash flow generation.”

Financial Highlights:

	For the Three Months Ended June 30,			For the six months ended June 30,
(Dollars in thousands)	2022	2021	Change (%)	2022	2021	Change (%)
Revenue
Wireless revenue
Paging revenue	$18,141	$19,135	(5.2)%	$36,454	$38,488	(5.3)%
Product and other revenue	559	724	(22.8)%	1,093	1,491	(26.7)%
Total wireless revenue	$18,700	$19,859	(5.8)%	$37,547	$39,979	(6.1)%

Software revenue
License	$1,962	$908	116.1%	$3,786	$2,460	53.9%
Professional services	3,331	4,865	(31.5)%	6,667	9,219	(27.7)%
Hardware	507	482	5.2%	1,096	1,098	(0.2)%
Maintenance	9,210	9,609	(4.2)%	18,439	19,003	(3.0)%
Total software revenue	15,010	15,864	(5.4)%	29,988	31,780	(5.6)%
Total revenue	$33,710	$35,723	(5.6)%	$67,535	$71,759	(5.9)%

	For the three months ended June 30,			For the six months ended June 30,
(Dollars in thousands)	2022	2021	Change (%)	2022	2021	Change (%)
GAAP
Operating expenses	$31,298	$37,332	(16.2)%	$73,791	$75,108	(1.8)%
Net income (loss)	$1,924	$(719)	367.6%	$(5,290)	$(3,016)	(75.4)%
Cash, cash equivalents, and short-term investments	$38,432	$68,125	(43.6)%	$38,432	$68,125	(43.6)%
Capital returned to stockholders	$6,155	$2,422	154.1%	$12,679	$5,152	146.1%

Non-GAAP
Adjusted operating expenses	$29,977	$37,399	(19.8)%	$67,041	$75,368	(11.0)%
Adjusted EBITDA	$3,697	$(1,549)	338.7%	$(3,606)	$(1,970)	(83.0)%

Spok.com

Exhibit 99.1
NEWS RELEASE

	For the three months ended June 30,			For the six months ended June 30,
(Dollars in thousands, excluding units and service and ARPU)	2022	2021	Change (%)	2022	2021	Change (%)
Key Statistics
Wireless units in service	835	869	(3.9)%	835	869	(3.9)%
Wireless average revenue per unit (ARPU)	$7.23	$7.32	(1.2)%	$7.22	$7.31	(1.2)%
Software bookings	$19,731	$13,037	51.3%	$34,047	$27,634	23.2%
Software backlog (as of period end)	$44,488	$45,632	(2.5)%	$44,488	$45,632	(2.5)%

Financial Outlook:
Regarding financial guidance, the Company expects the following for fiscal year 2022, which is updated from the previously provided 2022 financial guidance:

(Unaudited and in millions)	Current Guidance Full Year 2022		Prior Guidance Full Year 2022
	From	To	From	To
Revenue
Wireless	$73.5	$75.5	$71.6	$77.0
Software	$56.5	$60.5	$54.4	$62.2
Total Revenue	$130.0	$136.0	$126.0	$139.2

Adjusted Operating Expenses	$123.3	$126.1	$118.8	$128.6

Capital Expenditures	$3.2	$3.9	$3.4	$4.2
2022 Second Quarter Call:
Management will host a conference call and webcast to discuss these financial results on Thursday, July 28, 2022, at 8:30 a.m. Eastern Daylight Time. The presentation is open to all interested parties and may include forward-looking information.
Conference Call Details

Date/Time:	Thursday, July 28, 2022, at 8:30 a.m. EDT
Webcast:	https://www.webcast-eqs.com/spok07282022_en/en
U.S. Toll-Free Dial In:	877-407-0890
International Dial In:	1-201-389-0918

Spok.com

Exhibit 99.1
NEWS RELEASE
To access the call, please dial in approximately ten minutes before the start of the call. For those unable to join the live call, an OnDemand version of the webcast will be available following the call under the URL link and on the investor relations website.
* * * * * * * * *

About Spok
Spok, Inc., a wholly owned subsidiary of Spok Holdings, Inc. (NASDAQ: SPOK), headquartered in Alexandria, Virginia, is proud to be a global leader in healthcare communications. We deliver clinical information to care teams when and where it matters most to improve patient outcomes. Top hospitals rely on Spok Care Connect® platforms to enhance workflows for clinicians and support administrative compliance. Our customers send over 100 million messages each month through their Spok® solutions. When seconds count and patients' lives are at stake, Spok enables smarter, faster clinical communication. For more information, visit spok.com or follow @spoktweets on Twitter.
Spok is a trademark of Spok Holdings, Inc. Spok Care Connect and Spok Mobile are trademarks of Spok, Inc.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted operating expenses and adjusted EBITDA. Adjusted operating expenses excludes depreciation, amortization and accretion, impairment of intangible assets, severance and restructuring costs, and effects of capitalized software development costs. Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, and effects of capitalized software development costs, and includes capital expenditures.
We believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Spok's financial condition and results of operations. We use these non-GAAP measures for financial, operational, and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures permit us to more thoroughly analyze key financial metrics used to make operational decisions and allow us to assess our core operating results. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies who present similar non-GAAP financial measures. We adjust for certain items because we do not regard these costs as reflective of normal costs related to the ongoing operation of the business in the ordinary course. In general, these items possess one or more of the following characteristics: non-cash expenses, factors outside of our control, items that are non-operational in nature, and unusual items not expected to occur in the normal course of business.

Spok.com

Exhibit 99.1
NEWS RELEASE
We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principle of these non-GAAP financial measures is that they exclude significant amounts that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.
Safe Harbor Statement under the Private Securities Litigation Reform Act
Statements contained herein or in prior press releases which are not historical fact, such as statements regarding Spok’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Spok’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, risks related to Spok's new strategic business plan, including its ability to maximize revenue and cash generation from its established businesses and return capital to stockholders, risks related to the COVID-19 pandemic and its effect on our business and the economy, other economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment, declining demand for paging products and services, continued demand for our software products and services, our dependence on the U.S. healthcare industry, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, particularly third-party consulting services and research and development costs, future capital needs, competitive pricing pressures, competition from traditional paging services, other wireless communications services and other software providers, many of which are substantially larger and have much greater financial and human capital resources, changes in customer purchasing priorities or capital expenditures, government regulation of our products and services and the healthcare and health insurance industries, reliance upon third-party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services, the effects of changes in accounting policies or practices, our ability to realize the benefits associated with our deferred tax assets and future impairments of our long-lived assets, amortizable intangible assets and goodwill, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.
Tables to Follow

Spok.com

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended		For the six months ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021
Revenue:
Wireless	$18,700	$19,859	$37,547	$39,979
Software	15,010	15,864	29,988	31,780
Total revenue	33,710	35,723	67,535	71,759
Operating expenses:
Cost of revenue (exclusive of items shown separately below)	6,980	7,859	14,784	15,840
Research and development	2,624	4,156	9,121	8,600
Technology operations	6,880	7,022	13,893	14,226
Selling and marketing	3,874	5,184	9,189	10,323
General and administrative	9,619	10,480	20,054	20,761
Depreciation, amortization and accretion	871	2,457	1,805	5,184
Severance and restructuring	450	174	4,945	174
Total operating expenses	31,298	37,332	73,791	75,108
% of total revenue	92.8%	104.5%	109.3%	104.7%
Operating income (loss)	2,412	(1,609)	(6,256)	(3,349)
% of total revenue	7.2%	(4.5)%	(9.3)%	(4.7)%
Interest income	170	61	237	122
Other income	25	29	12	2
Income (loss) before income taxes	2,607	(1,519)	(6,007)	(3,225)
(Provision for) benefit from income taxes	(683)	800	717	209
Net income (loss)	$1,924	$(719)	$(5,290)	$(3,016)
Basic and diluted net income (loss) per common share	$0.10	$(0.04)	$(0.27)	$(0.16)
Basic weighted average common shares outstanding	19,693,659	19,395,364	19,645,680	19,335,081
Diluted weighted average common shares outstanding	19,807,430	19,395,364	19,645,680	19,335,081
Cash dividends declared per common share	0.3125	0.1250	0.6250	0.2500

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	6/30/2022	12/31/2021

ASSETS	(Unaudited)

Current assets:
Cash and cash equivalents	$23,437	$44,583
Short-term investments	14,995	14,999
Accounts receivable, net	26,583	26,908
Prepaid expenses	7,187	6,641
Other current assets	788	922
Total current assets	72,990	94,053
Non-current assets:
Property and equipment, net	6,487	6,746
Operating lease right-of-use assets	17,367	15,821
Goodwill	99,175	99,175
Deferred income tax assets, net	32,151	31,653
Other non-current assets	706	706
Total non-current assets	155,886	154,101
Total assets	$228,876	$248,154

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$4,160	$5,292
Accrued compensation and benefits	11,475	13,948
Deferred revenue	25,975	25,608
Operating lease liabilities	5,150	5,405
Other current liabilities	5,091	4,745
Total current liabilities	51,851	54,998
Non-current liabilities:
Asset retirement obligations	6,490	6,355
Operating lease liabilities	13,575	11,883
Other non-current liabilities	766	1,227
Total non-current liabilities	20,831	19,465
Total liabilities	72,682	74,463
Commitments and contingencies
Stockholders' equity:
Common stock	2	2
Additional paid-in capital	98,158	97,291
Accumulated other comprehensive loss	(1,792)	(1,588)
Retained earnings	59,826	77,986
Total stockholders' equity	156,194	173,691
Total liabilities and stockholders' equity	$228,876	$248,154

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited and in thousands)

	For the six months ended
	6/30/2022	6/30/2021
Operating activities:
Net loss	$(5,290)	$(3,016)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation, amortization and accretion	1,805	5,184
Deferred income tax benefit	(495)	(291)
Stock-based compensation	2,076	4,020
Provisions for credit losses, service credits and other	861	657
Changes in assets and liabilities:
Accounts receivable	(576)	1,775
Prepaid expenses and other assets	(416)	994
Net operating lease liabilities	(109)	563
Accounts payable, accrued liabilities and other	(3,582)	(3,538)
Deferred revenue	(169)	(2,482)
Net cash (used in) provided by operating activities	(5,895)	3,866
Investing activities:
Purchases of property and equipment	(1,192)	(2,198)
Capitalized software development	—	(5,618)
Purchase of short-term investments	(14,967)	(29,993)
Maturity of short-term investments	15,000	30,000
Net cash used in investing activities	(1,159)	(7,809)
Financing activities:
Cash distributions to stockholders	(12,679)	(5,152)
Proceeds from issuance of common stock under the Employee Stock Purchase Plan	—	132
Purchase of common stock for tax withholding on vested equity awards	(1,209)	(1,656)
Net cash used in financing activities	(13,888)	(6,676)
Effect of exchange rate on cash and cash equivalents	(204)	17
Net decrease in cash and cash equivalents	(21,146)	(10,602)
Cash and cash equivalents, beginning of period	44,583	48,729
Cash and cash equivalents, end of period	$23,437	$38,127
Supplemental disclosure:
Income taxes paid/(refunded)	$185	$(42)

SPOK HOLDINGS, INC.
UNITS IN SERVICE, MARKET SEGMENTS,
AND AVERAGE REVENUE PER UNIT (ARPU) (a)
(Unaudited and in thousands)

	For the three months ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Account size ending units in service (000's)
1 to 100 units	53	54	55	57	58	59	61	63
101 to 1,000 units	149	150	154	154	155	163	167	167
>1,000 units	633	634	638	642	656	652	657	668
Total	835	838	847	853	869	874	885	898

Market segment as a percent of total ending units in service
Healthcare	85.0%	84.7%	84.7%	84.6%	84.5%	84.1%	83.6%	83.7%
Government	4.2%	4.7%	4.8%	4.8%	4.9%	4.8%	5.3%	5.3%
Large enterprise	4.0%	3.9%	3.9%	4.1%	4.1%	4.3%	4.3%	4.3%
Other(b)	6.8%	6.7%	6.6%	6.4%	6.4%	6.8%	6.8%	6.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Account size ARPU
1 to 100 units	$11.41	$11.52	$11.58	$11.67	$11.69	$11.72	$11.62	$11.80
101 to 1,000 units	8.27	8.24	8.30	8.38	8.35	8.33	8.35	8.37
>1,000 units	6.63	6.64	6.63	6.65	6.68	6.68	6.62	6.67
Total	$7.23	$7.24	$7.26	$7.29	$7.32	$7.34	$7.30	$7.34

(a) Slight variations in totals are due to rounding.
(b) Other includes hospitality, resort and indirect units

RECONCILIATION OF ADJUSTED OPERATING EXPENSES
(Unaudited and in thousands)

	For the three months ended		For the six months ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021
Operating expenses	$31,298	$37,332	$73,791	$75,108
Add back:
Depreciation, amortization and accretion	(871)	(2,457)	(1,805)	(5,184)
Capitalized software development costs	—	2,698	—	5,618
Severance and restructuring	(450)	(174)	(4,945)	(174)
Adjusted operating expenses	$29,977	$37,399	$67,041	$75,368

RECONCILIATION OF ADJUSTED EBITDA
(Unaudited and in thousands)

	For the three months ended		For the six months ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021
Net income (loss)	$1,924	$(719)	$(5,290)	$(3,016)
Add back:
(Provision for) benefit from income taxes	683	(800)	(717)	(209)
Other income	(25)	(29)	(12)	(2)
Interest income	(170)	(61)	(237)	(122)
Depreciation, amortization and accretion	871	2,457	1,805	5,184
EBITDA	$3,283	$848	$(4,451)	$1,835
Adjustments:
Capitalized software development costs	—	(2,698)	—	(5,618)
Stock-based compensation	961	1,781	2,076	4,020
Capital expenditures	(547)	(1,480)	(1,231)	(2,207)
Adjusted EBITDA	$3,697	$(1,549)	$(3,606)	$(1,970)

RECONCILIATION OF ADJUSTED OPERATING EXPENSE FROM GUIDANCE
(Unaudited and in millions)

	Current Guidance Range		Prior Guidance Range
	From	To	From	To
Operating expenses	$132.8	$136.1	$128.7	$142.3
Add back:
Depreciation, amortization and accretion	(3.5)	(3.5)	(3.5)	(3.5)
Severance and restructuring	$(6.0)	$(6.5)	$(6.4)	$(10.2)
Adjusted operating expenses	$123.3	$126.1	$118.8	$128.6